                                                                  Exhibit 10.74

                                                                  EXECUTION COPY


                                 FIFTH AMENDMENT

            FIFTH AMENDMENT, dated as of February 3, 1999 (this "Fifth Amendment"), to the Fifth Amended and Restated Credit Agreement, dated as of August 15, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among OUTDOOR SYSTEMS, INC. (the "Company"), MEDIACOM INC. (the "Canadian Borrower"; together with the Company, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE, as Canadian Administrative Agent (in such capacity, the "Canadian Administrative Agent"), and CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as US Administrative Agent (in such capacity, the "US Administrative Agent"; together with the Canadian Administrative Agent, the "Agents").



                              W I T N E S S E T H:

             WHEREAS, The Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement, and the undersigned Lenders are agreeable to such request upon the terms and subject to the conditions set forth;

            NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Agents hereby agree as follows:

            1 Definitions. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

            2 Amendment of Subsection 4.3(b). Subsection 4.3(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

            "(b) If, subsequent to the Closing Date, the Company shall issue any Capital Stock, then the Company may apply the Net Cash Proceeds thereof toward any general corporate purpose in compliance with the applicable provisions of this agreement (including but not limited to, working capital purposes in the ordinary course of business and Permitted Acquisitions); provided that (A) at the time of any such issuance, no Default or Event of Default has occurred and is continuing and (B) in the case of any such issuance occurring at a time when (i) no Default or Event of Default has occurred and is continuing and (ii) the Total Leverage Ratio as at the end of the two consecutive fiscal quarters of the Company for which financial statements have been delivered pursuant to subsection 7.1 most recently ended prior to such time is less than 5.00:1.00, the Company may apply any or all of the Net Cash Proceeds thereof to repurchase or redeem Subordinated Indebtedness permitted to be so repurchased or redeemed under the Senior Subordinated Indentures at a premium of not greater than 9% so long as the Borrowers simultaneously apply toward the prepayment of the Loans and the permanent reduction of the Revolving Credit Commitments in accordance with subsection 4.3(f) an amount equal to the excess, if any, of (x) an amount equal to the portion of such Net Cash Proceeds so applied to repurchase Subordinated Indebtedness over (y) the aggregate amount of voluntary reductions in the Revolving Credit Commitments made pursuant to subsections 2.8(a) and 4.2(a) and voluntary prepayments of the Term Loans during the period from the Closing Date to and including the date of receipt of such Net Cash Proceeds (other than any such voluntary prepayments or reductions which, pursuant to a calculation made pursuant to this clause (b) in connection with a previous issuance of Capital Stock by the Company, shall have theretofore resulted in a reduction in or elimination of the amount of any mandatory prepayment of the Loans or permanent reduction of the Revolving Credit Commitments pursuant to this subsection 4.3(b))."

            3 Conditions to Effectiveness. This Fifth Amendment shall become effective on and as of the date (the "Fifth Amendment Effective Date") the US Administrative Agent shall have received counterparts of this Fifth Amendment duly executed and delivered by a duly authorized officer of each of the Borrowers and the Majority Lenders.

            4 Representations and Warranties. Each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement, this Fifth Amendment or any other Loan Document (or in any amendment, modification or supplement hereto or thereto) to which it is a party, and each of the representations and warranties contained in any certificate furnished at any time by or on behalf of any such Loan Party pursuant to this Fifth Amendment or any other Loan Document shall, except to the extent that they relate to a particular date, be true and correct in all material respects on and as of the Fifth Amendment Effective Date as if made on and as of such date.

            5 No Default. No Default or Event of Default shall have occurred and be continuing on and as of the Fifth Amendment Effective Date.

            6 Limited Amendment. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect. This Fifth Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement (including, without limitation, the financial covenants set forth in subsection 8.1) or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

            7 Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            8 GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                    OUTDOOR SYSTEMS, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    MEDIACOM INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    CANADIAN IMPERIAL BANK OF COMMERCE, as
                                    Canadian Administrative Agent and as a
                                    Lender

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    CIBC INC., as a Lender

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    CANADIAN IMPERIAL BANK OF COMMERCE, NEW
                                    YORK AGENCY, as US Administrative Agent
                                    and as a Lender

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    BANK OF AMERICA NATIONAL TRUST & SAVINGS
                                    ASSOCIATION

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    BANK OF AMERICA CANADA

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    BANK OF HAWAII

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    BANK OF MONTREAL

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    BANK OF MONTREAL, CHICAGO BRANCH

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    THE BANK OF NEW YORK

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    THE BANK OF NOVA SCOTIA

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    THE BANK OF NOVA SCOTIA - CANADA

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    BANKBOSTON, N.A.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    BANQUE NATIONALE DE PARIS

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    BANK ONE, ARIZONA

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    PARIBAS

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    BAYERISCHE HYPO-UND VEREINSBANK A.G., NEW
                                    YORK BRANCH

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    BEAR STEARNS INVESTMENT PRODUCTS, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    CAPTIVA FINANCE LTD.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    CARILLON HOLDING, LTD.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    COMERICA WEST, INCORPORATED

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                                    EUROPEENNE

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    CONTINENTAL ASSURANCE COMPANY
                                    SEPARATE ACCOUNT (E)
                                    BY: TCW ASSET MANAGEMENT COMPANY AS
                                    ATTORNEY-IN-FACT

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    CREDIT LYONNAIS, LOS ANGELES BRANCH

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    CREDIT LYONNAIS CANADA

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    BANK AUSTRIA CREDITANSTALT CORPORATE
                                    FINANCE, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    CRESCENT/MACH I PARTNERS, L.P.
                                    BY: TCW ASSET MANAGEMENT, ITS INVESTMENT
                                    MANAGER

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    DEEPROCK & CO.
                                    BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                    ADVISORS

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    DLJ CAPITAL FUNDING, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    DRESDNER BANK AG NEW YORK & GRAND CAYMAN
                                    BRANCHES

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    DRESDNER BANK CANADA

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    FIRST HAWAIIAN BANK

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    FIRST NATIONAL BANK OF MARYLAND

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    FIRST UNION NATIONAL BANK (f/k/a FIRST UNION
                                    BANK OF NORTH CAROLINA)

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    FIRST UNION NATIONAL BANK,
                                    SUCCESSOR BY MERGER TO CORESTATES BANK, N.A.

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    FLEET NATIONAL BANK

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    THE FUJI BANK LIMITED, LOS ANGELES AGENCY

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    GENERAL RE- NEW ENGLAND MANAGEMENT INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    IMPERIAL BANK, A CALIFORNIA BANKING
                                    CORPORATION

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    INDOSUEZ CAPITAL FUNDING II, LIMITED
                                    BY: INDOSUEZ CAPITAL, AS PORTFOLIO ADVISOR

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS
                                    ANGELES AGENCY

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    NEW YORK AGENCY

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    KZH CRESCENT LLC

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    KZH SOLEIL LLC

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    THE LONG TERM CREDIT BANK OF JAPAN, LTD.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    MELLON BANK, N.A.

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    MELLON BANK CANADA

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    MERITA BANK PLC - NEW YORK BRANCH

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    MERRILL LYNCH PRIME RATE PORTFOLIO
                                    BY: MERRILL LYNCH ASSET MANAGEMENT, L.P., AS
                                    INVESTMENT ADVISOR

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                    INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    METROPOLITAN LIFE INSURANCE COMPANY

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    MICHIGAN NATIONAL BANK

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    THE MITSUBISHI TRUST AND BANKING
                                    CORPORATION, LOS ANGELES AGENCY

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    MOUNTAIN CLO TRUST

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    NATIONAL CITY BANK

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    NORWEST BANK ARIZONA, N.A.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    PARIBAS CAPITAL FUNDING L.L.C.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    PROVIDENT BANK OF MARYLAND

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    ROYALTON COMPANY

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    THE SANWA BANK, LIMITED

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    SENIOR DEBT PORTFOLIO
                                    BY: BOSTON MANAGEMENT AND RESEARCH AS
                                    INVESTMENT ADVISOR

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    SOUTHERN PACIFIC BANK

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    THE SUMITOMO BANK OF CANADA

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    SUMITOMO TRUST & BANKING CO., LTD.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    TORONTO DOMINION (TEXAS), INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    THE TRAVELERS INSURANCE COMPANY

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    UNION BANK OF CALIFORNIA NA

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    VAN KAMPEN PRIME RATE INCOME TRUST

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    VAN KAMPEN CLOI, LIMITED
                                    BY: VAN KAMPEN MANAGEMENT, INC., AS
                                    COLLATERAL MANAGER

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    VAN KAMPEN CLOII, LIMITED
                                    BY: VAN KAMPEN MANAGEMENT, INC., AS
                                    COLLATERAL MANAGER

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    VAN KAMPEN SENIOR INCOME TRUST

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    WEBSTER BANK

                                    By: /s/
                                        ------------------------------------
                                        Title:

The undersigned hereby consent and agree to the foregoing Fifth Amendment.



                                    NEW YORK SUBWAYS ADVERTISING CO., INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    OUTDOOR SYSTEMS, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:

                                    OUTDOOR SYSTEMS (NEW YORK), INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    OS BUS, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    NATIONAL ADVERTISING COMPANY

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    PACIFIC CONNECTION, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    SALM ENTERPRISES, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:
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                                    ATLANTIC PROSPECT, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    OS FLORIDA, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title:


                                    PREMIER SPORTS MARKETING, INC.

                                    By: /s/
                                        ------------------------------------
                                        Title: